Exhibit 99.3

PRE-EMPTIVE RIGHTS AGREEMENT

This Pre-emptive Rights Agreement (this “Agreement”) is entered into as of January     , 2017 (the “Effective Date”), by and between Tellurian Investments Inc., a Delaware corporation (“Tellurian” or the “Company”), and Total Delaware, Inc., a Delaware corporation (“Total” or the “Purchaser”).

RECITALS:

WHEREAS, Tellurian and Total have entered into that Common Stock Purchase Agreement, dated as of December 19, 2016 (the “Purchase Agreement”), pursuant to which Total has agreed to purchase and Tellurian has agreed to issue and sell 35,384,615 shares of common stock, par value $0.001 per share, of Tellurian in exchange for an aggregate of $206,999,997.75;

WHEREAS, this Agreement is being executed and delivered in connection with the closing of the transactions contemplated by the Purchase Agreement; and

WHEREAS, Magellan, Tellurian and River Merger Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of Magellan (“Merger Sub”), entered into that Agreement and Plan of Merger, dated August 2, 2016 (as amended on November 23, 2016 and December 19, 2016, and as may be further amended from time to time, the “Merger Agreement”), pursuant to which each outstanding share of common stock, par value $0.001 per share, of Tellurian will be converted into the right to receive 1.3 shares of common stock, par value $0.01 per share of Magellan (“Magellan Common Stock”), and Merger Sub will merge with and into Tellurian, with Tellurian continuing as the surviving corporation and a direct subsidiary of Magellan (the “Merger”).

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

PRE-EMPTIVE RIGHTS

Section 1.1 Grant of Pre-Emptive Rights.

(a) The Company will undertake commercially reasonable efforts to provide Purchaser with advance notice of any proposed offering of Company equity securities (including any securities or rights convertible into Company equity securities, collectively, “Securities”), other than an Excepted Offering.

(b) Prior to or in connection with the consummation of any offering of Securities, other than an Excepted Offering (any such offering, an “Offering”), Tellurian will promptly notify Purchaser of the terms of such Offering (the “Offering Notice”), and Purchaser shall have a right to purchase Securities of the kind offered in such Offering on the following terms:

(i) Purchaser shall be entitled to purchase such Securities up to such aggregate amount as would permit Purchaser to maintain the same pro rata equity ownership percentage in the Company it had immediately prior to the consummation of such Offering (based, in each case, upon Purchaser’s fully diluted equity ownership percentage in the Company immediately prior to the consummation of such Offering). Purchaser acknowledges that any such Securities will be issued by the Company in a private placement with an appropriate restrictive legend.

(ii) Purchaser shall be entitled to purchase such Securities at the same price that was paid by the purchasers of Securities in such Offering.

(iii) Purchaser shall have seven calendar days from the date of the Offering Notice to elect to purchase, and to fully fund the purchase, of any such Securities. If Purchaser does not elect to purchase any Securities and/or does not provide immediately available funds for the purchase of such Securities to Tellurian within seven calendar days of the date of the Offering Notice, Purchaser’s rights to purchase such Securities shall terminate.

(c) The term “Excepted Offering” shall mean any offering of Securities (a) in connection with any merger, acquisition, joint venture or other similar transaction; (b) pursuant to any equity incentive plan or any director or employee benefit plan; or (c) pursuant to the terms of the Preferred Stock (as such term is defined in the Purchase Agreement) issued pursuant to the terms of the GE Stock Purchase Agreement (as such term is defined in the Purchase Agreement).

(d) Notwithstanding the foregoing, Purchaser’s rights and Tellurian’s obligations under this Agreement, shall terminate on the earlier of (i) the effective date for the Merger; or (ii) such date that Purchaser’s fully diluted equity ownership percentage in the Company is less than 10% (the “Expiration Date”).

ARTICLE II

GENERAL PROVISIONS

Section 2.1 Further Assurances. Each of the parties hereto agrees, without additional consideration, to execute such documents and perform such further acts as may be reasonably required or desirable to carry out or perform the provisions of this Agreement.

Section 2.2 Waiver, Amendment. Neither this Agreement nor any provision hereof shall be modified, waived, changed, discharged or terminated except by an instrument in writing, signed by both of the parties hereto (in the case of a modification) or, in all other cases, the party against whom any waiver, change, discharge or termination is sought.

Section 2.3 Assignability. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by any party hereto without the prior written consent of the other party hereto.

Section 2.4 Waiver of Jury Trial. THE PARTIES HERETO IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

Section 2.5 Submission to Jurisdiction. With respect to any suit, action or proceeding relating to this Agreement (the “Proceedings”), each party hereto irrevocably submits to the jurisdiction of the federal or state courts located in Harris County, Texas, which submission shall be exclusive unless none of such courts has lawful jurisdiction over such Proceedings.

Section 2.6 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

Section 2.7 Section and Other Headings. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

Section 2.8 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement. Delivery of a copy of this Agreement bearing an original signature by facsimile transmission or by electronic mail in “portable document format” form shall have the same effect as physical delivery of the paper document bearing the original signature.

Section 2.9 Notices. All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid to the following addresses (or such other address as either party shall have specified by notice in writing to the other party):

If to Tellurian:	Tellurian Investments Inc. 1201 Louisiana Street, Suite 3100 Houston, Texas 77002 Attn: General Counsel E-mail: daniel.belhumeur@tellurianinvestments.com

If to Total:	TOTAL Delaware, Inc. 1201 Louisiana Street Suite 1800 Houston, Texas 77002 Attn: General Counsel E-mail: Elizabeth.matthews@total.com (with a copy to isabelle.salhorgne@total.com)

Section 2.10 Binding Effect. The provisions of this Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective successors and assigns. Nothing in this Agreement, express or implied, is intended to or shall confer upon any person or entity, other than Tellurian and Total, any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

Section 2.11 Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.

Section 2.12 Entire Agreement. This Agreement, together with the Transaction Documents (as defined in the Purchase Agreement), is intended by the parties hereto as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto and thereto in respect of the subject matter contained herein and therein.

Section 2.13 Term. This Agreement shall terminate upon the occurrence of the Expiration Date.

[Signature page to follow]

IN WITNESS WHEREOF, the undersigned have executed this Pre-emptive Rights Agreement as of the Effective Date.

Total Delaware, Inc.

By:
Name:
Title:

Tellurian Investments Inc.

By:
Name:
Title: